                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549




                                   FORM 8-K






                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




        Date of report (Date of earliest event reported) August 19, 1994


                              KMART CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)

                                   Michigan
                (State or Other Jurisdiction of Incorporation)


        1-327                                           38-0729500
(Commission File Number)                (I.R.S Employer Identification No.)

               3100 West Big Beaver Road, Troy, Michigan 48084
             (Address of Principal Executive Offices) (Zip Code)

                                (810) 643-1000
             (Registrant's Telephone Number, Including Area Code)

                                     N/A
        (Former Name or Former Address, if Changed Since Last Report)

Item 5.      Other Events.

KMART CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

Kmart Corporation announced plans for public offerings of shares in three of Kmart's specialty retail businesses. A sale of a majority interest in the Borders-Walden Group, OfficeMax, Inc., and The Sports Authority, Inc., will be made through Initial Public Offerings (IPO's). OfficeMax Inc., will be the first IPO and is expected to be filed within the next few weeks. Others will follow in an orderly manner dependent upon market conditions.

The consolidated pro forma statements of income give effect to the planned sale of at least a 51% interest in the Borders-Walden Group, OfficeMax, Inc. and The Sports Authority, Inc. if such transaction occurs as of January 26, 1993 and the consolidated pro forma balance sheet, if such transaction occurs, as of July 27, 1994.

The pro forma statements of consolidated income and consolidated balance sheets are provided for informational purposes only and should not be construed to be indications of Kmart Corporation's results of operations or the percentage of ownership Kmart Corporation will have in Borders-Walden Group, OfficeMax, Inc., or The Sports Authority, Inc. had the transactions described above been consummated on the dates assumed and do not project Kmart Corporation's results of operations or financial position or those of the Borders-Walden Group, OfficeMax, Inc., or The Sports Authority, Inc. on a stand alone basis.


KMART CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
FISCAL YEAR ENDED JANUARY 26, 1994
(DOLLARS IN MILLIONS)
                                                                                HISTORICAL       ADJUSTMENTS         PRO FORMA
Sales                                                                            $34,156          ($3,399) (1)        $30,757
Licensee fees and rental income                                                      291               (2)                289
Equity in income of affiliated retail companies                                      110              (37) (2)             73
                                                                                 -------          -------             -------
                                                                                  34,557           (3,438)             31,119
                                                                                 -------          -------             -------
Cost of merchandise sold, includes buying and occupancy costs                     25,646           (2,570) (1)         23,076
Selling, general, and administrative expenses                                      7,636             (740) (1)          6,896
Store restructuring and other charges                                              1,348             (218)              1,130
Interest expense
  Debt--net                                                                          285               (1) (1)            284
  Capital lease obligations                                                          192                                  192
                                                                                 -------          -------             -------
                                                                                  35,107           (3,529)             31,578
                                                                                 -------          -------             -------
Income (loss) from continuing retail operations before income taxes,
  extraordinary item and the effect of accounting changes                           (550)              91                (459)
Income taxes                                                                        (222)              52 (1)            (170)
                                                                                 -------          -------             -------
Net income (loss) from continuing retail operations before extraordinary
  item and the effect of accounting changes                                        ($328)             $39 (1)           ($289)
                                                                                 =======          =======             =======


See accompanying notes to the Unaudited Pro Forma Consolidated Financial Data.



- -2-

<CAPTION
KMART CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
TWENTY-SIX WEEKS ENDED JULY 27, 1994
(DOLLARS IN MILLIONS)
                                                                                 HISTORICAL       ADJUSTMENTS         PRO FORMA
Sales                                                                            $16,638          ($1,783) (1)        $14,855
Licensee fees and rental income                                                      133                                  133
Equity in income of affiliated retail companies                                       33                   (2)             33
                                                                                 -------          -------             -------
                                                                                  16,804           (1,783)             15,021
                                                                                 -------          -------             -------
Cost of merchandise sold, includes buying and occupancy costs                     12,477           (1,365) (1)         11,112
Selling, general, and administrative expenses                                      3,916             (407) (1)          3,509
Interest expense
  Debt--net                                                                          124               (1) (1)            123
  Capital lease obligations                                                          116                                  116
                                                                                 -------          -------             -------
                                                                                  16,633           (1,773)             14,860
                                                                                 -------          -------             -------
Income from continuing retail operations before income taxes                         171              (10)                161
Income taxes                                                                          59               (9) (1)             50
                                                                                 -------          -------             -------
Net income from continuing retail operations                                        $112              ($1) (1)           $111
                                                                                 =======          =======             =======



See accompanying notes to the Unaudited Pro Forma Consolidated Financial Data.

KMART CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
JULY 27, 1994
(DOLLARS IN MILLIONS)

                                                  HISTORICAL
                                                JULY 27, 1994      ADJUSTMENTS (3)          PRO FORMA
ASSETS
 Current Assets
  Cash                                                   $318             ($46)                  $272
  Merchandise Inventories                               8,328           (1,085)                 7,243
  Accounts receivable and other current assets          1,407             (135)                 1,272
  Discontinued operations                                 672                                     672
                                                     --------          --------              --------
 Total current assets                                  10,725           (1,266)                 9,459
                                                     --------          --------              --------
Investment in Affiliated Retail Companies                 615            1,421                  2,036
Property and Equipment, net                             6,174             (405)                 5,769
Other Assets and Deferred Charges                         322              (47)                   275
Goodwill, net of accumulated amortization                 686             (661)                    25
                                                     --------          --------              --------
                                                      $18,522            ($958)               $17,564
                                                     ========          =======               ========

LIABILITIES AND SHAREHOLDERS' EQUITY
 Current Liabilities
  Long-term debt due within one year                     $229              ($4)                  $225
  Notes payable                                         1,585                                   1,585
  Accounts payable-trade                                3,541             (521)                 3,020
  Accrued payrolls and other liabilities                1,220             (312)                   908
  Taxes other than income taxes                           407              (37)                   370
                                                     --------          --------              --------
Total Current liabilities                               6,982             (874)                 6,108
                                                     --------          --------              --------
Capital lease obligations                               1,791                                   1,791
Long-term debt                                          2,042                                   2,042
Other long-term liabilities                             1,696              (84)                 1,612
Shareholders' equity                                    6,011                                   6,011
                                                     --------          --------              --------
                                                      $18,522            ($958)               $17,564
                                                     ========          =======               ========


See accompanying notes to the Unaudited Pro Froma Consolidated Financial Data.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

(1) Gives effect to the deconsolidation of the fiscal year ended January 26, 1994 and the twenty-six weeks ended July 27, 1994 historical results of operations of the Borders-Walden Group, OfficeMax, Inc. and The Sports Authority, Inc.

(2) Gives effect to the sale of 51% of the Borders-Walden Group, OfficeMax, Inc. and The Sports Authority, Inc. as if they occurred as of January 28, 1993. Because management and the Board of Directors have not yet determined the actual interest to be sold (at least 51%) or proceeds to be received, no adjustments to reflect the proceeds of the sales of these three companies has been reflected in these pro forma consolidated statements of income other than to reflect Kmart Corporation's proportionate income (loss) of the operations of each of these three companies. For the fiscal year ended January 26, 1994, and for the twenty-six week period ended July 27, 1994, the net income
        (loss) for these three companies was $(76) million and $1 million, respectively. Assuming a sale of 51% interest, Kmart Corporation's proportionate share of the three companies' net income (loss) for the fiscal year ended January 26, 1994 and the twenty-six week period ended July 27, 1994 would be $(37) million and $0.49 million, respectively. Each incremental 10% change in interest over 51% would decrease equity earnings for the fiscal year ended January 26, 1994 and the twenty-six weeks ended July 27, 1994 by $8 million and $0.1 million, respectively.


(3) Gives effect to deconsolidation of the Borders-Walden Group, OfficeMax, Inc. and The Sports Authority, Inc., as of July 27, 1994, excluding the effect of any proceeds of at least a 51% sale of the Borders-Walden Group, OfficeMax, Inc., or The Sports Authority, Inc. as the amounts of proceeds or percentage to be sold has not yet been determined by the Board of Directors of Kmart Corporation or management. The adjustment of $1,421 million to Investment in Affiliated Retail Companies represents the net book value of the Borders-Walden Group, OfficeMax, Inc. and The Sports Authority, Inc. as of July 27, 1994.

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                KMART CORPORATION
                                (Registrant)

Date:   August 19, 1994         By: /s/ NANCIE W. LADUKE
                                    Vice President and Secretary






















                                     -3-